ALEXANDER & BALDWIN, INC.’S REAL ESTATE SUPPLEMENT UPDATE As of and for the Quarters Ended March 31, 2013 and 2012 (Unaudited)

This periodic Supplement Update is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission. This first quarter Supplement updates the following tables in the Company’s Real Estate Supplement as of and for the years ended December 31, 2012 and 2011: Table 5: Real Estate Development Overview Table 7: Property Detail – Hawaii Improved Properties Table 8: Property Detail – Mainland Improved Properties Table 9: Comparable % Occupancy Data by Geographic Region and Asset Class Table 10: Weighted Average Gross Leasable Area by Geographic Region and Asset Class Table 11: Occupancy Analysis Trend – Last Five Quarters Table 12: Real Estate Leasing Cash Net Operating Income (NOI) Table 13: Real Estate Leasing Same Store Cash NOI Table 14: Reconciliation of Real Estate Leasing Operating Profit to Cash NOI and Same Store Cash NOI Table 15: 2012 and 2011 Improved Property Portfolio Acquisitions/Dispositions Table numbers used in this Update correspond with table numbers used in the full-year Supplement. The information contained in this Supplement Update is unaudited and should be read in conjunction with the Company’s Real Estate Supplement as of and for the years ended December 31, 2012 and 2011, its 2012 Form 10-K and other filings with the SEC through the date of this Supplement. Feedback and suggestions regarding the contents of this Supplement Update from the investing audience are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com. About This Supplement Update

Alexander & Baldwin, Inc. │Real Estate Supplement Update INDEX TO REAL ESTATE SUPPLEMENT UPDATE (Unaudited) As of and for the Quarters Ended March 31, 2013 and 2012 1 Forward-Looking Statements 2 Basis of Presentation 2 Real Estate Development Segment 3 Real Estate Development Overview (Table 5) 3 Real Estate Leasing Segment – Asset Descriptions and Statistics 5 Property Detail – Hawaii Improved Properties (Table 7) 4 Property Detail – Mainland Improved Properties (Table 8) 5 Comparable % Occupancy Data by Geographic Region and Asset Class (Table 9) 6 Weighted Average Gross Leasable Area by Geographic Region and Asset Class (Table 10) 6 Occupancy Analysis Trend – Last Five Quarters (Table 11) 6 Real Estate Leasing Net Operating Income (NOI) (Table 12) 7 Real Estate Leasing Same Store NOI (Table 13) 7 Statement on Management’s Use of Non-GAAP Financial Measures 8 Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Table 14) 8 Portfolio Acquisitions and Dispositions 9 2013 and 2012 Improved Property Portfolio Acquisitions/Dispositions (Table 15) 9

Statements in this Supplement that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements are not guarantees of future performance. This Supplement should be read in conjunction with pages 18-28 of Alexander & Baldwin, Inc.’s 2012 Form 10-K and other filings with the SEC through the date of this Supplement, which identify important factors that could affect the forward-looking statements in this Supplement. We do not undertake any obligation to update our forward-looking statements. Forward-Looking Statements The information contained in this Supplement Update does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s Real Estate Supplement as of and for the years ended December 31, 2012 and 2011, its 2012 Form 10-K and other filings with the SEC through the date of this Supplement. Basis of Presentation 2

3 Real Estate Development Segment TABLE 5 REAL ESTATE DEVELOPMENT OVERVIEW The following information about the Company’s active development projects updates the information in provided in Table 5 of the full-year 2012 Real Estate Supplement, and provides additional information about the Company’s estimated economic interest in joint ventures and future estimated capital for each active project. 1 Economic interest represents the Company’s estimated share of distributions after return of capital contributions, based on current forecasts of sales activity. Actual results could differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors. As a result, estimated economic interests are subject to change. 2 Includes land cost at book value and capitalized interest, but excludes sales commissions and closings costs. 3 Estimated 2013 capital is dependent on a number of factors, including timing of sales proceeds, project costs and construction progress. Construction progress, even on fully entitled projects, depends on additional government approvals, such as building permits. As a result, estimated capital expenditures, sales or leasing timing are subject to change. 4 Acreage for Maui Business Park II includes adjacent bulk parcels. 5 Represents estimated completion date for major project infrastructure and amenities. Construction activities related to parcel development will be ongoing.

Real Estate Leasing Segment – Asset Descriptions and Statistics TABLE 7 PROPERTY DETAIL - HAWAII IMPROVED PROPERTIES 1 Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing. 4 2 See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of leasing operating profit to cash NOI for the total portfolio. Note: For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

TABLE 8 PROPERTY DETAIL – MAINLAND IMPROVED PROPERTIES 5 1 Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing. 2 See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of leasing operating profit to cash NOI for the total portfolio. Note: For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

TABLE 9 COMPARABLE PERCENT OCCUPANCY DATA BY GEOGRAPHIC REGION AND ASSET CLASS TABLE 10 WEIGHTED AVERAGE GROSS LEASABLE AREA BY GEOGRAPHIC REGION AND ASSET CLASS TABLE 11 OCCUPANCY ANALYSIS TREND – LAST FIVE QUARTERS 6 Note: Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

TABLE 12 REAL ESTATE LEASING NET OPERATING INCOME (NOI) (in millions) TABLE 13 REAL ESTATE LEASING SAME STORE NOI1 (in millions) 7 1 Same store NOI relates to properties that were operated throughout the duration of both periods under comparison. Note: See page 8 for a statement on the Company’s use of non-GAAP financial measures and a reconciliation of leasing operating profit to real estate leasing NOI and real estate leasing same store NOI.

RECONCILIATION OF REAL ESTATE LEASING OPERATING PROFIT TO NOI AND SAME STORE NOI (in millions) Statement on Management’s Use of Non-GAAP Financial Measures Net operating income (NOI) is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of NOI used by other companies. NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the real estate leasing segment’s operating profit after discontinued operations is the most directly comparable GAAP measurement to NOI. A required reconciliation of real estate leasing operating profit to real estate leasing segment NOI and same store NOI is as follows: 1 NOI related to properties that were operated throughout the duration of both periods under comparison 8

TABLE 15 2013 IMPROVED PROPERTY PORTFOLIO ACQUISITIONS/DISPOSITIONS Portfolio Acquisitions and Dispositions 2012 IMPROVED PROPERTY PORTFOLIO ACQUISITIONS/DISPOSITIONS 1 79 percent occupied at closing on 1/23/13. Lease signed prior to closing, but effective on 2/1/13, brought occupancy up to 93 percent. 2 $11.4M acquisition price includes two existing buildings totaling 18,700 square feet and a 1.6-acre development parcel. . 9